Exhibit 99.1

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Case Name: Interstate Bakeries
Corporation & All Subsidiaries                                                            Case No: 04-45814-jwv-11


                                   Consolidated Monthly Operating Report Summary
                                For The Four Weeks Ended and as of October 21, 2006

REVENUE
-------

Gross Income                                                                                      $    222,600,638
Less Cost of Goods Sold                                                                                111,610,440
             Ingredients, Packaging & Outside Purchasing                $   58,209,839
             Direct & Indirect Labor                                        41,126,570
             Overhead & Production Administration                           12,274,031
Gross Profit                                                                                           110,990,198
                                                                                                  ----------------

OPERATING EXPENSES
------------------
Owner - Draws/Salaries                                                               -
Selling & Delivery Employee Salaries                                        53,882,253
Advertising and Marketing                                                    2,581,444
Insurance (Property, Casualty, & Medical)                                   11,818,044
Payroll Taxes                                                                4,427,109
Lease and Rent                                                               3,027,132
Telephone and Utilities                                                      1,142,435
Corporate Expense (Including Salaries)                                       6,067,400
Other Expenses                                                              29,119,771  (i)
Total Operating Expenses                                                                               112,065,588
                                                                                                  -----------------
             EBITDA                                                                                     (1,075,390)
Restructuring & Reorganization Charges                                         (32,559) (ii)
Depreciation and Amortization                                                5,402,495
Abandonment                                                                     79,181
Other(Income)/Expense                                                           40,286
Gain/Loss Sale of Prop                                                               -
Interest Expense                                                             3,827,643
Operating Income (Loss)                                                                                (10,392,436)
Income Tax Expense (Benefit)                                                  (291,417)
                                                                                                  -----------------
Net Income (Loss)                                                                                 $    (10,101,019)
                                                                                                  =================

CURRENT ASSETS
--------------
             Accounts Receivable at end of period                                                 $    147,586,760
             Increase (Decrease) in Accounts Receivable for period                                       1,227,495
             Inventory at end of period                                                                 68,519,271
             Increase (Decrease) in Inventory for period                                                   413,797
             Cash at end of period                                                                      92,087,785  (iii)
             Increase (Decrease) in Cash for period                                                    (10,371,104) (iii)
             Restricted Cash                                                                             5,072,318  (iv)
             Increase (Decrease) in Restricted Cash for period                                           5,057,406

LIABILITIES
-----------
             Increase (Decrease) Liabilities Not Subject to Compromise                                   2,725,643
             Increase (Decrease) Liabilities  Subject to Compromise                                        (87,271)
             Taxes payable:
                  Federal Payroll Taxes                                 $    8,865,858
                  State/Local Payroll Taxes                                  4,168,958
                  State Sales Taxes                                            298,057
                  Real Estate and
                      Personal Property Taxes                               11,160,540
                 Other (see attached supplemental schedule)                  4,052,525
                 Total Taxes Payable                                                                    28,545,938

See attached supplemental schedule for footnoted information.
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IBC
Other Taxes Payable - Supplemental Schedule for period ended
October 21, 2006

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                               Description                            Amount
                               -----------                            ------

              Use Tax                                         $        571,803
              Accr. Franchise Tax                                    1,198,276
              Other Taxes                                            2,282,446
                                                              -----------------

              Total Other Taxes Payable                       $      4,052,525
                                                              =================


                                                                    5th period             YTD
                                                                    ----------             ---
(i)  Other Expenses included the following items:
              Employee benefit costs                                13,712,425           68,570,471
              Facility costs (excluding lease expense)               1,086,324            5,272,839
              Distribution/transportation costs                     11,131,077           58,962,291
              Local promotional costs                                1,068,328            4,795,266
              Miscellaneous                                          2,121,617           10,636,968
                                                              --------------------------------------
                                                              $     29,119,771  $       148,237,835
                                                              =================   ==================

(ii) Restructuring and reorganization expenses for the period included:
              Restructuring expenses
                  (Gain)/loss on sale of assets                     (3,691,241)          (4,891,421)
                  Asset impairments                                          0               23,875
                  Other                                                165,654            1,307,327
              Reorganization expenses
                  Professional fees                                  3,416,132           13,717,691
                  Interest income                                       (6,651)          (1,192,836)
                  Adjustments to lease rejection expense                19,350              103,325
                  KERP & restructuring bonus plans                      64,197            1,262,527
                  (Gain)/loss on sale of assets                              0             (808,514)
                                                              --------------------------------------
                                                              $        (32,559)  $        9,521,974
                                                              =================   ==================

(iii) We have reclassified in accordance with GAAP our negative book cash balances for certain of the banks at which we maintain accounts. Accordingly, the ending cash balances of $97.0 million at October 21, 2006 does not reflect $29.0 million of issued and outstanding checks classified in accounts payable. Had we not implemented this accounting reclassification, our reported cash balance would have been $68.0 million.

(iv) Restricted cash represents cash held as collateral pursuant to IBC's debtor-in-possession credit facility.

Note: Capital expenditures for the period totaled approximately $5.3 million. Fiscal year-to-date capital spending through October 21, 2006 totaled $10.2 million. The year-to-date expenditure levels are significantly lower than historic capital spending levels prior to the commencement of the pending bankruptcy reorganization proceedings.

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           EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION
                     CONSOLIDATED MONTHLY OPERATING REPORT
                          DATED AS OF OCTOBER 21, 2006


1. This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended October 21, 2006 and balances of and period changes in certain of the Company's accounts as of October 21, 2006, is preliminary, unaudited and subject to material change prior to the filing of the Company's 2006 and 2007 Annual Reports on Form 10-K and the fiscal 2006 and 2007 Quarterly Reports on Form 10-Q with the Securities and Exchange Commission (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

2. This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future. This MOR does not reflect certain normal quarterly adjustments that are generally reflected upon review of major asset and liability accounts prior to the end of each quarterly filing period. In addition, items included in these results for the period ended October 21, 2006 may relate to different periods or fiscal years and such items may be reflected in different quarters and fiscal years when the Company files its fiscal 2006 and 2007 Annual Reports on Form 10-K and its fiscal 2006 and 2007 Quarterly Reports on Form 10-Q.

         Due to the timing impact of the foregoing, results for both prior periods and this period as presented in the MORs are not necessarily indicative of the actual results for such periods that would have been reported if all such matters were allocated to all periods in the appropriate quarter. Accordingly, each period reported in the MORs should not be viewed on a stand-alone basis, but rather in the context of previously reported periods as well.

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         The table below summarizes selected financial results as reported on the Monthly Operating Reports for the four-weeks and fiscal year-to-date ended October 21, 2006.

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                                                      Four Weeks                  Fiscal
                                                         Ended                 Year-to-Date
                                                    October 21, 2006         October 21, 2006
                                                    -----------------------------------------

                  Gross Income                          $222,600,638            1,133,842,619
                  Less: Cost of Goods Sold               111,610,440              560,953,859
                                                    ------------------------------------------
                  Gross Profit                           110,990,198              572,888,760
                  Less: Operating Expenses               112,065,588              562,526,199
                                                    ------------------------------------------
                  EBITDA                                  (1,075,390)              10,362,561

                  Restructuring and
                     Reorganization Charges                  (32,559)               9,521,974
                  Depreciation and
                     Amortization                          5,402,495               27,280,492
                  Other (Income)/Expense                      79,181                   20,686
                  Abandonment                                 40,286                  480,752
                  Interest Expense                         3,827,643               19,986,373
                                                    ------------------------------------------
                  Operating Loss                         (10,392,436)             (46,927,716)
                  Income Tax Expense                        (291,417)              (1,457,086)
                     (Benefit)
                                                    ------------------------------------------

                  Net Loss                              $(10,101,019)          $  (45,470,630)
                                                    ==========================================
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3.       This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

         a. The Company has not completed the process of reconciling and identifying its pre- and post-petition liabilities and those liabilities that will be subject to compromise. As such, liabilities classified as subject to compromise may change materially in future reports.

         b. We have not yet completed our fiscal 2006 and 2007 quarterly reviews for impairment. We may be required to reflect additional impairment charges related to our intangibles, namely trademarks and trade names, as well as to our income tax assets, property, plant and equipment and other operating assets.

         c. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

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         d.    This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, rather than a GAAP-based SEC reporting format.

         e. Certain items related to results presented herein are under research and may impact results presented in future monthly reports. This MOR, as presented, may not be revised or corrected for such changes/adjustments. In addition, the MOR does not reflect certain normal quarterly adjustments as described above.

4. The Company has not yet completed the preparation of its fiscal 2006 financial statements and further work on these financials could impact results as presented.

5. The following items are included in liabilities subject to compromise at period end:

                                                                 (In thousands)
         Trade accounts payable                                      $129,329
         Deferred compensation plan liabilities                         3,383
         Supplemental executive retirement plan (SERP) liabilities     10,621
         Legal reserves                                                12,980
         Domestic and income taxes payable                              7,707
         General liability claims not collateralized                    6,887
         Convertible bonds and accrued interest                       100,667
         Settlement of capital lease transaction                        6,124
         Pre-petition outstanding checks                                1,124
         Operating lease rejections                                     3,338
         Other                                                          5,899
                                                                  -------------
                                                                     $288,059
                                                                  =============


         Such items may be reflected differently in future financial statements based upon future reconciliation and settlement of pre-petition liabilities.

6. As of October 21, 2006 the Company had not borrowed under its $200 million debtor-in-possession credit facility, which is subject to a borrowing base formula based on its level of eligible accounts receivable, inventory, certain real property and reserves. The credit facility was utilized to support the issuance of letters of credit primarily in support of the Company's insurance programs. As of October 21, 2006 there were $104.9 million of letters of credit outstanding under the debtor-in-possession credit facility. The amount of the credit facility available for borrowing was $77.8 million as of October 21, 2006. In addition to the borrowing base formula, each borrowing under the debtor-in-possession credit facility is subject to its terms and conditions, including the absence of an event of default thereunder.